OLD WESTBURY FUNDS, INC.
OLD WESTBURY CORE EQUITIES FUND
OLD WESTBURY GROWTH OPPORTUNITY FUND
OLD WESTBURY INTERNATIONAL FUND
OLD WESTBURY FIXED INCOME FUND
OLD WESTBURY MUNICIPAL BOND FUND

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 1999

On page 14 of the Statement of Additional Information, please add the following as item number 10 to the section entitled, "Fundamental Limitations":

        "With respect to 75% of a Fund's total assets, invest more than 5% of the Fund's total assets in any one issuer; and no Fund may own 10% or more of the outstanding voting securities of any one issuer."

On page 14 of the Statement of Additional Information, please delete item number 2 under the section entitled, "Non-Fundamental Limitations" and replace with the following:

        "Invest in securities of other investment companies, except that (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act or except as may be permitted by the Securities and Exchange Commission. Each Fund will limit its investments in securities of other investment companies consistent with the Fund's investment policies."

                                                                 August 26, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680414406
Cusip 680414505

G01972-06 (8/99)